Sub-Item 77Q1(e)

                           FOURTH AMENDED AND RESTATED
                             MEMORANDUM OF AGREEMENT
                 (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

     This Fourth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust, AIM Equity Funds, AIM Funds Group, AIM Growth Series, AIM International Mutual Funds, AIM Investment Funds, AIM Investment Securities Funds, AIM Sector Funds, AIM Tax-Exempt Funds, AIM Treasurer's Series Trust, AIM Variable Insurance Funds and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Aim Advisors, Inc. ("Invesco Aim").

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco Aim agree as follows:

     1. Each Fund, for itself and its Portfolios, and Invesco Aim agree that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco Aim has agreed that it will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

     2. Neither a Fund nor Invesco Aim may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco Aim will not have any right to reimbursement of any amount so waived.

     Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco Aim are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco Aim desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco Aim agree to be bound.

     Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco Aim with respect to any other fee waivers, expense reimbursements and/or expense limitations.

     IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco Aim have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

                                        AIM COUNSELOR SERIES TRUST
                                        AIM EQUITY FUNDS
                                        AIM FUNDS GROUP
                                        AIM GROWTH SERIES
                                        AIM INTERNATIONAL MUTUAL FUNDS
                                        AIM INVESTMENT FUNDS
                                        AIM INVESTMENT SECURITIES FUNDS
                                        AIM SECTOR FUNDS
                                        AIM TAX-EXEMPT FUNDS
                                        AIM TREASURER'S SERIES TRUST
                                        AIM VARIABLE INSURANCE FUNDS
                                        SHORT-TERM INVESTMENTS TRUST


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President

                                        INVESCO AIM ADVISORS, INC.


                                        By: /s/ John M. Zerr
                                            ------------------------------------
                                        Title: Senior Vice President

                                                        As revised July 14, 2009

                                   EXHIBIT "A"

                           AIM COUNSELOR SERIES TRUST

PORTFOLIO                                EFFECTIVE DATE     COMMITTED UNTIL*
---------                                --------------     ---------------
AIM Core Plus Bond Fund                   June 2, 2009
AIM Floating Rate Fund                   April 14, 2006
AIM Multi-Sector Fund                   November 25, 2003
AIM Select Real Estate Income Fund        March 9, 2007
AIM Structured Core Fund                 March 31, 2006
AIM Structured Growth Fund               March 31, 2006
AIM Structured Value Fund                March 31, 2006

                                AIM EQUITY FUNDS

PORTFOLIO                                EFFECTIVE DATE     COMMITTED UNTIL*
---------                                --------------     ---------------
AIM Capital Development Fund              June 21, 2000
AIM Charter Fund                          June 21, 2000
AIM Constellation Fund                    June 21, 2000
AIM Disciplined Equity Fund               July 14, 2009
AIM Diversified Dividend Fund           December 28, 2001
AIM Large Cap Basic Value Fund            June 21, 2000
AIM Large Cap Growth Fund                 June 21, 2000
AIM Summit Fund                           July 24, 2000

                                 AIM FUNDS GROUP

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                     --------------     ---------------
AIM Basic Balanced Fund                September 28, 2001
AIM European Small Company Fund          August 30, 2000
AIM Global Core Equity Fund             December 27, 2000
AIM International Small Company Fund     August 30, 2000
AIM Mid Cap Basic Value Fund            December 27, 2001
AIM Select Equity Fund                    June 1, 2000
AIM Small Cap Equity Fund                August 30, 2000

                                AIM GROWTH SERIES

FUND                                     EFFECTIVE DATE     COMMITTED UNTIL*
----                                     --------------     ---------------
AIM Basic Value Fund                      June 5, 2000
AIM Global Equity Fund                  September 1, 2001
AIM Mid Cap Core Equity Fund            September 1, 2001
AIM Small Cap Growth Fund              September 11, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                                        As revised July 14, 2009

                         AIM INTERNATIONAL MUTUAL FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                       --------------     ---------------
AIM Asia Pacific Growth Fund                June 21, 2000
AIM European Growth Fund                    June 21, 2000
AIM Global Growth Fund                      June 21, 2000
AIM Global Small & Mid Cap Growth Fund      June 21, 2000
AIM International Growth Fund               June 21, 2000
AIM International Core Equity Fund        November 25, 2003

                              AIM INVESTMENT FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                       --------------     ---------------
AIM Balanced-Risk Allocation Fund            May 29, 2009
AIM China Fund                              March 31, 2006
AIM Developing Markets Fund               September 1, 2001
AIM Global Health Care Fund               September 1, 2001
AIM International Total Return Fund         March 31, 2006
AIM Japan Fund                              March 31, 2006
AIM LIBOR Alpha Fund                        March 31, 2006
AIM Trimark Endeavor Fund                 November 4, 2003
AIM Trimark Fund                          November 4, 2003
AIM Trimark Small Companies Fund          November 4, 2003


                         AIM INVESTMENT SECURITIES FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                       --------------     ---------------
AIM Core Bond Fund                        December 28, 2001
AIM Dynamics Fund                         November 25, 2003
AIM Global Real Estate Fund                April 29, 2005
AIM High Yield Fund                         June 1, 2000
AIM Income Fund                             June 1, 2000
AIM Limited Maturity Treasury Fund          June 1, 2000
AIM Money Market Fund                       June 1, 2000
AIM Municipal Bond Fund                     June 1, 2000
AIM Real Estate Fund                     September 11, 2000
AIM Short Term Bond Fund                   August 29, 2002
AIM U.S. Government Fund                    June 1, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                                        As revised July 14, 2009

                                AIM SECTOR FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ---------------
AIM Energy Fund                           November 25, 2003
AIM Financial Services Fund               November 25, 2003
AIM Gold & Precious Metals Fund           November 25, 2003
AIM Leisure Fund                          November 25, 2003
AIM Technology Fund                       November 25, 2003
AIM Utilities Fund                        November 25, 2003


                              AIM TAX-EXEMPT FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ---------------
AIM High Income Municipal Fund              June 1, 2000
AIM Tax-Exempt Cash Fund                    June 1, 2000
AIM Tax-Free Intermediate Fund              June 1, 2000

                          AIM TREASURER'S SERIES TRUST

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ---------------
Premier Portfolio                         November 25, 2003
Premier Tax-Exempt Portfolio              November 25, 2003
Premier U.S. Government Money             November 25, 2003
Portfolio

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                                                        As revised July 14, 2009

                          AIM VARIABLE INSURANCE FUNDS

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ---------------
AIM V.I. Basic Balanced Fund                 May 1, 2000
AIM V.I. Basic Value Fund                September 10, 2001
AIM V.I. Capital Appreciation Fund           May 1, 2000
AIM V.I. Capital Development Fund            May 1, 2000
AIM V.I. Core Equity Fund                    May 1, 2000
AIM V.I. Diversified Income Fund             May 1, 2000
AIM V.I. Dynamics Fund                     April 30, 2004
AIM V.I. Financial Services Fund           April 30, 2004
AIM V.I. Global Health Care Fund           April 30, 2004
AIM V.I. Global Real Estate Fund           April 30, 2004
AIM V.I. Government Securities Fund          May 1, 2000
AIM V.I. High Yield Fund                     May 1, 2000
AIM V.I. International Growth Fund           May 1, 2000
AIM V.I. Large Cap Growth Fund            September 1, 2003
AIM V.I. Leisure Fund                      April 30, 2004
AIM V.I. Mid Cap Core Equity Fund        September 10, 2001
AIM V.I. Money Market Fund                   May 1, 2000
AIM V.I. Small Cap Equity Fund            September 1, 2003
AIM V.I. Technology Fund                   April 30, 2004
AIM V.I. Utilities Fund                    April 30, 2004

                          SHORT-TERM INVESTMENTS TRUST

FUND                                       EFFECTIVE DATE     COMMITTED UNTIL*
----                                     ------------------   ---------------
Government & Agency Portfolio               June 1, 2000
Government TaxAdvantage Portfolio           June 1, 2000
Liquid Assets Portfolio                     June 1, 2000
STIC Prime Portfolio                        June 1, 2000
Tax-Free Cash Reserve Portfolio             June 1, 2000
Treasury Portfolio                          June 1, 2000

* Committed until the Fund or AIM requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.